SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          FOR THE MONTH OF AUGUST 1995

                            SUNAIR ELECTRONICS, INC.
                           ------------------------



        FLORIDA                     1-4334                     59-0780772
    --------------              --------------              --------------
      (STATE OF                   (COMMISSION                (IRS EMPLOYER
    INCORPORATION)                  FILE NO.)               IDENTIFICATION
                                                                  NO.)

        3101 S.W. THIRD AVE., FORT LAUDERDALE, FLORIDA,       33315
        --------------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)         (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (305) 525-1505


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    ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS
            ---------------------------------


                  EFFECTIVE JULY 20, 1995, BRUCE E. CARR RESIGNED FROM THE BOARD OF DIRECTORS OF SUNAIR ELECTRONICS, INC. FOR PERSONAL REASONS.

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                                   SIGNATURES
                                   ----------


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                              SUNAIR ELECTRONICS, INC.
                                              ----------------------------


    AUGUST 23, 1995                           /S/ ROBERT URICHO, JR.
    ---------------                           ----------------------------
                                              ROBERT URICHO, JR. PRESIDENT



    AUGUST 23, 1995                           /S/ SYNNOTT B. DURHAM
    ---------------                           ----------------------------
                                              SYNNOTT B. DURHAM, TREASURER

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